Exhibit 99.1

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AUGME

Marketing Driven Technologies

AD LIFE   AD BOOM   AD SERVE

verb |ôg'ment| [trans.]
make (something) greater by adding to it; increase

Presents
Augment

Safe Harbor Statement
This presentation includes forward-looking statements that are made pursuant to the "safe harbor" provisions of the Private Securities Litigation
Reform Act of 1995. While these statements are made to convey to the public the company's progress, business opportunities and growth prospects, readers and listeners are cautioned that such forward-looking statements represent management's opinion. Whereas management believes such representations to be true and accurate based on information and data available to the company at this time, actual results may differ materially from those described. The company's operations and business prospects are always subject to risk and uncertainties. Important factors that may cause actual results to differ are set forth in the company's periodic filings with the
US Securities and Exchange Commission.
2

Founded in 1999
Foundational Intellectual Property Drives Product Solutions
Marketing Centric - Best of Breed Technology
50 Associates (DC, New York, Seattle, Scottsdale)
Trading Platform (OTC) MDVX.OB
Corporate Background
Niche Content Community Developers

4
Symbol	MDVX.OB
Corporate Headquarters	135 West 20th Street, 5th Floor New York, NY 10011
Stock Price (11/30/09 )|| 52-Week Range	$2.02|| $1.28 - $4.38
Shares Outstanding (12/5/09)	53,206,509
Market Capitalization	$107,477,148.00
Volume (daily 90-day average)	52,801
Debt	$0
Cash (12/5/09)	$625,000.00
Preferred Stock Authorized	$25,000,000
Common Stock Authorized	$100,000,000
Insider Ownership	37%
Institutional Ownership Shares	NA
Full-time Employees	50
Fiscal Year	March 1 - Feb 28
Accounting Firm	Malone & Bailey PC

Our Platforms
PLATFORMS THAT AUGMENT THE DELIVERY OF
MARKETING COMMUNICATIONS AND CONTENT
THROUGH INTELLIGENT DISTRIBUTION
TO INTERNET ENABLED DEVICES

AUGME
Marketing Driven Technologies

AUGME AD LIFE

AUGME AD BOOM

AUGME AD SERVE

Mobile Platform
Digital Video Platform
Ad Delivery Platform
Product Solutions
Solutions protected under U.S. Patent No. 6,594,691 & 7,269,636

ADS LIFE
▪ Augme Mobile “Ads Life” to traditional advertising and promotional media by reaching a new level of connectivity with consumers by delivering robust content and offers to mobile phones.
▪ A comprehensive, turn-key solution solves the mobile maze by allowing brands and agencies to easily create, manage and track all aspects of mobile interactivity.
▪ Use Augme Mobile to create heightened engagement, uplift consumer response, increase sales and establish deeper relationships with consumers.

AUGME

Marketing Driven Technologies

AD+LIFE
TEXT
AD+LIFE
2D CODE
AD+LIFE
LOGO
AD+LIFE
AUDIO

Augme Mobile™ offers a comprehensive web based marketing platform that provides marketers, brands, and advertising agencies the means to create, deliver, manage, and track mobile interactive marketing campaigns.
Augme Mobile ™ Landscape

AUGME

Marketing Driven Technologies

CONSUMER RESPONSE »

- TEXT MESSAGING (SMS)
- 2D BARCODE
- LOGO RECOGNITION
- AUDIO

CONTENT FORMATTING

- SOLVES "MOBILE MAZE"
- AGNOSTIC TO ALL MOBILE DEVICES
- REAL TIME FORMATTING
- RENDER DIGITAL ASSETS FOR PROPER VIEWING ON THE MOBILE DEVICE

« CRM

- 140 MM DATA RECORDS
- TRACK ALL MEDIA
- BEHAVIORAL TARGETING
- TRACKING + ANALYTICS

PROMOTIONAL PARTNERSHIPS

- AUGME MEDIA
- CONTESTING
- COUPONING
- REDEMPTION

SMS TEXT

• Creative calls for consumers
to text a keyword to 87415
can be placed virtually
anywhere from packaging to
advertising.
2D BARCODE
• The consumer is sent a
return text message giving
access to either the Mobile
Web Experience or the option
to text back to receive an
offer.
Consumer Response

LOGO RECONGNITION

• Logo tags can be
incorporated into any logo
with millions of unique
combinations.
AUDIO RECONGNITION
• Augme Mobile provides the
first turnkey solution for
advertisers to connect mobile
phone consumers with
traditional television or radio
advertisements.
Text “AM” to 87415 to
view an example of
mobile experience.

Our Clients Represent
Nation's largest newspaper publisher - $6.7 Billion Revenues 2008
Worldwide Leader in media planning and buying agency - $29.4
Billion Advertising Spend
Preferred packaging provider for the world’s leading brands - $4.08
Billion Revenues 2008
Premier consumer Health Company - $63.7 Billion Revenues - $1.0
Billion in Marketing Spend 2008
Leading single-source marketing services company - $30.4 Billion
Revenues 2008 $1.2 Billion Advertising Spend 2008

EVERY AD SHOULD LIVE. CONNECT.INTERACT.
Augme Mobile… Ad Life…
■ … is an enabler, allowing ads and promotions to speak beyond one-
 way communications.
■ … encourages two-way interaction similar to the way we
 communicate with friends, associates and family.
■ … is a web-based marketing tool providing on-demand mobile interaction between wireless consumers and all traditional marketing media.
 ■ Magazines
 ■ Newspapers
 ■ Out of Home
 ■  Packaging
 ■  Free-Standing Inserts
 ■  Point-of-Purchase

AUGME

Marketing Driven Technologies

AUGME MOBILE HEALTH

Augme Mobile Health is a comprehensive,
web-based platform that allows
pharmaceutical marketers and their
agencies to create, manage, and track two
-way HIPAA compliant communications
between traditional media and mobile
phones.
Augme Mobile Health
64% of MDs own a PDA or Smartphone and say they are essential to their practices.
Health Care Professional Services report Smartphone Usage for:
• Checking Email (85%)
• Jotting down notes and memos (72%)
• Prescription drug reference (50%)
• Clinical decision support (28%)

AUGME

Marketing Driven Technologies

THE CUSTOMER JOURNEY

Mobile Marketing -vs- Mobile Advertising

MOBILE ADVERTISING
SEARCH
ONLINE ADS
BLOG/
SOCIAL MEDIA
E-COMMERCE
IM / CHAT
EMAIL
AWARENESS
CONSIDERATION
PURCHASE
SERVICE
LOYALTY
RADIO
TV
PRINT
OUT-OF-HOME
WORD OF MOUTH
DIRECT MAIL
STORE FRONT
CUSTOMER
SERVICE
CUSTOMER
SERVICE
CUSTOMIZED BRAND APPS
PROMOTION INVOICE

AD+ LIFE℠

Mobile Marketing

■ 240 million active SMS users in the U.S.
■ 94% of text messages are read.
■ 90 million mobile Internet users in the U.S.
■ 1.9 billion camera phones in use today.
■ In 2008, more people used their phones to text rather
 than to talk.
■ 56% of moms use text messaging.
■ 97% of consumers carry their phone at retail.
■ Average response rates for mobile campaigns reach
 beyond 15% - compared with <1% for traditional direct
 marketing campaigns.
Augme Drives Behaviors

Mobile Platform
Digital Video Platform
Ad Delivery Platform
Product Solutions
Solutions protected under U.S. Patent No. 6,594,691 & 7,269,636

AUGME
Marketing Driven Technologies

AUGME
AD BOOM

AD BOOM ™ is an intelligent Broadcast as a
Service (BaaS) platform, designed for
marketers and clients who want to sell,
promote, extend and enhance their content.
What is AD BOOM ™?

AUGME

Marketing Driven Technologies

"LIVE" ON PAY PER VIEW
ONLY ON UWCMMA.COM
CLICK HERE TO ORDER NOW
MIKE EASTON
CHASE BEEBE
REDEMPTION
eckhart tolle
Live Broadcast
A front row seat to Eckhart Tolle LIVE in your own home
Full Broadcast Package
Juvéderm
Facial Filling and Volumizing with JUVÉDERM
Treatment and Consultation
Injection Techniques
Injection Demonstrations
Welcome
ALLERGAN

Live Events
 - Customized branded environment
 - Integrate into any website
 - GEO-Targeted database driver
 - Universal Compatible Delivery
On-Demand & Pay-Per-View
 - Creates recurring revenue streams
 - High Margin
 - Unlimited Audience Size
 - Highly scalable all inclusive Turnkey Offering
Enterprise Platform
 - Designed for fortune 500 clientele
 - Create and manage targeted
  internet TV networks, “Box Office”
  Pay-Per-View and advanced
  e-learning applications
AD BOOM ™ Offers

Mobile Platform
Digital Video Platform
Ad Delivery Platform
Product Solutions
Solutions protected under U.S. Patent No. 6,594,691 & 7,269,636

AUGME
Marketing Driven Technologies

AUGME
AD SERVE

AD SERVE ™ is an ad delivery platform which
serves rich media/marketing communications
to targeted destinations in a compatible,
measurable and cost-effective manner.
AD Delivery Platform

Ad Targeting - Delivery your message precisely
Flat-fee pricing model - NO CPM
Host and Storage of Rich Media (audio/video)
Integration into Any Ad Delivery and/or Reporting System
AD SERVE ™ Features
Complete Suite of Services with AD LIFE ™ and AD BOOM ™

AUGME

Marketing Driven Technologies

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Ad Delivery
Targeted Advertising
Ad Delivery
Targeted Advertising

Mobile Platform
Digital Video Platform
Ad Delivery Platform
Product Solutions
Solutions protected under U.S. Patent No. 6,594,691 & 7,269,636